OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT ASSETS	Other Non-Current Assets

	Notes	December 31, 2023	December 31, 2022
Advances for the purchase of capital equipment[1]		$18.5	$66.4
Deferred consideration from the sale of Sadiola	22(a)	15.2	19.6
Royalty interests	(a)	13.5	7.2
Marketable securities	22(a), (a)	14.2	6.1
Long-term prepayment		3.3	3.6
Income taxes receivable		3.7	2.7
Bond fund investments	22(a)	2.0	2.0
Hedge derivatives		—	7.0
Non-hedge derivatives		0.4	6.7
Other		5.5	7.5
		$76.3	$128.8
1.Includes advances related to the Côté Gold project of $14.5 million (December 31, 2022 - $59.0 million).
(a)Royalty interests
On August 1, 2023, the Company entered into an agreement to sell its 100% interest in the Pitangui Project and its interest in the Acurui Project, to Jaguar Mining Inc. ("Jaguar") via a share purchase agreement for proceeds of 6.3 million common shares from Jaguar as well as a net smelter returns royalty on both projects. The shares had an aggregate value of $9.0 million and are subsequently accounted for as FVTOCI. The net smelter royalty is measured at a fair value of $7.0 million and will subsequently be amortized on a units of production basis (note 32).
The Company, through its 90%-owned subsidiary EURO, owns a royalty whereby EURO is entitled to receive 50% of the payable silver production over the life of mine on the Bomboré Project that is owned by a subsidiary of Orezone Gold Corporation. The agreement is accounted for as a royalty interest. The royalty interest is recorded at cost and subsequently measured at cost less accumulated depreciation. During the year ended December 31, 2022, the Company recorded an impairment of $5.6 million relating to the Paul Isnard royalty interests on the Montagne d’Or project owned by Orea Mining that is held by EURO (note 39).